Revision of Prior Period Financial Statements This exhibit shows revisions of the Company’s historical Consolidated Financial Statements as of and for the year ended December 31, 2025, as of and for the three months ended March 31, 2025, as of and for the three and six months ended June 30, 2025, and as of and for the three months ended March 31, 2026 to correct for immaterial misstatements identified during the period ended June 30, 2026. During the three months ended June 30, 2026, the Company identified prior period misstatements. In evaluating these misstatements together with previously identified uncorrected misstatements (collectively, the “Other Misstatements”), the Company concluded that, while the aggregate misstatements were not material to any previously issued consolidated financial statements, correcting them in the current period would have been material to the Company's consolidated results of operations for the three and six months ended June 30, 2026 and would be material to the Company's forecasted consolidated results of operations for the year ended December 31, 2026. The most significant misstatement relates to an understatement of deferred revenue associated with extended warranty arising from its acquisitions of Duro-Last in 2023 and Malarkey in 2022, both within the Building Envelope segment. The understatement of deferred revenue was $78 million and $76 million as of December 31, 2025 and March 31, 2026, respectively. In evaluating whether its previously issued consolidated financial statements were materially misstated, the Company applied the guidance in Accounting Standard Codification (ASC) Topic 250, Accounting Changes and Error Corrections, including ASC Topic 250-10-S99-1 (SAB Topic 1.M), Assessing Materiality, and ASC Topic 250-10-S99-2 (SAB Topic 1.N), Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. The Company evaluated the materiality of the extended warranty misstatements and the Other Misstatements, in consideration of both quantitative and qualitative factors, and determined that they were not material, individually or in the aggregate, to any previously issued consolidated financial statements. Accordingly, the Company is revising the applicable prior period financial statements and related disclosures as of the year ended December 31, 2025, as of and for the three months ended March 31, 2025, as of and for the three and six months ended June 30, 2025, and as of and for the three months ended March 31, 2026 to correct the extended warranty misstatement and other unrelated immaterial misstatements, presented herein and will reflect these revisions in future filings that include the affected periods. Additional information will be included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 to be filed with the SEC. Media Release Ad hoc announcement pursuant to Art. 53 LR Exhibit 99.3 Media Relations: media@amrize.com Investor Relations: investors@amrize.com 1

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Consolidated Income Statement

	For the three months ended March 31, 2025			For the three months ended March 31, 2026		
(in millions)	As reported	Adj	As revised	As reported	Adj	As revised
Revenues	$ 2,081	$ 8	$ 2,089	$ 2,178	$ 3	$ 2,181
Cost of revenues	(1,859)	7	(1,852)	(1,967)	(6)	(1,973)
Gross profit	**222**	**15**	**237**	**211**	**(3)**	**208**
Selling, general and administrative expenses	(239)	(4)	(243)	(292)	7	(285)
Gain on disposal of long-lived assets	1	—	1	5	—	5
Loss on impairments	—	—	—	—	—	—
Operating loss	**(16)**	**11**	**(5)**	**(76)**	**4**	**(72)**
Interest expense, net	(118)	—	(118)	(70)	(8)	(78)
Other non-operating income, net	1	—	1	1	1	2
Loss before income tax benefit	**(133)**	**11**	**(122)**	**(145)**	**(3)**	**(148)**
Income tax benefit	46	(18)	28	27	14	41
Income from equity method investments	—	—	—	—	—	—
Net loss	**(87)**	**(7)**	**(94)**	**(118)**	**11**	**(107)**
Net loss attributable to noncontrolling interests	—	—	—	2	—	2
Net loss attributable to the Company	**$ (87)**	**$ (7)**	**$ (94)**	**$ (116)**	**$ 11**	**$ (105)**
Loss per share attributable to the Company:						
Basic	$ (0.16)	$ (0.01)	$ (0.17)	$ (0.21)	$ 0.02	$ (0.19)
Diluted	$ (0.16)	$ (0.01)	$ (0.17)	$ (0.21)	$ 0.02	$ (0.19)
Weighted-average number of shares outstanding:						
Basic	553.1	—	553.1	553.2	—	553.2
Diluted	553.1	—	553.1	553.2	—	553.2

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Media Release
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	For the three months ended June 30, 2025			For the six months ended June 30, 2025		
(in millions)	As reported	Adj	As revised	As reported	Adj	As revised
Revenues	$ 3,220	$ (2)	$ 3,218	$ 5,301	$ 6	$ 5,307
Cost of revenues	(2,254)	(23)	(2,277)	(4,113)	(16)	(4,129)
Gross profit	**966**	**(25)**	**941**	**1,188**	**(10)**	**1,178**
Selling, general and administrative expenses	(299)	13	(286)	(538)	9	(529)
Gain on disposal of long-lived assets	4	—	4	5	—	5
Loss on impairments	(2)	—	(2)	(2)	—	(2)
Operating income	**669**	**(12)**	**657**	**653**	**(1)**	**652**
Interest expense, net	(121)	—	(121)	(239)	—	(239)
Other non-operating income, net	1	—	1	2	—	2
Income before income tax expense	**549**	**(12)**	**537**	**416**	**(1)**	**415**
Income tax expense	(122)	—	(122)	(76)	(18)	(94)
Income from equity method investments	1	—	1	1	—	1
Net income	**428**	**(12)**	**416**	**341**	**(19)**	**322**
Net loss attributable to noncontrolling interests	1	—	1	1	—	1
Net income attributable to the Company	**$ 429**	**$ (12)**	**$ 417**	**$ 342**	**$ (19)**	**$ 323**
Earnings per share attributable to the Company:						
Basic	$ 0.78	$ (0.03)	$ 0.75	$ 0.62	$ (0.04)	$ 0.58
Diluted	$ 0.78	$ (0.03)	$ 0.75	$ 0.62	$ (0.04)	$ 0.58
Weighted-average number of shares outstanding:						
Basic	553.1	—	553.1	553.1	—	553.1
Diluted	553.1	—	553.1	553.1	—	553.1

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Statement of Comprehensive Income

(in millions)	For the three months ended March 31, 2025 As reported	Adj	As revised	For the three months ended March 31, 2026 As reported	Adj	As revised
Net loss	$ (87)	$ (7)	$ (94)	$ (118)	$ 11	$ (107)
Other comprehensive income (loss), net of tax:						
Foreign currency translation	16	—	16	(64)	—	(64)
Net change in fair value of effective portion of cash flow hedges, net of tax	2	6	8	13	—	13
Actuarial (losses) gains and prior service (costs) credits for pension and other postretirement plans, net of tax	(1)	—	(1)	(2)	—	(2)
Total other comprehensive income (loss), net of tax	**17**	**6**	**23**	**(53)**	**—**	**(53)**
Total comprehensive loss	(70)	(1)	(71)	(171)	11	(160)
Comprehensive (income) loss attributable to noncontrolling interests	—	—	—	2	—	2
Comprehensive loss attributable to the Company	**$ (70)**	**$ (1)**	**$ (71)**	**$ (169)**	**$ 11**	**$ (158)**

(in millions)	For the three months ended June 30, 2025 As reported	Adj	As revised	For the six months ended June 30, 2025 As reported	Adj	As revised
Net income	$ 428	$ (12)	$ 416	$ 341	$ (19)	$ 322
Other comprehensive income (loss), net of tax:						
Foreign currency translation	222	—	222	238	—	238
Net change in fair value of effective portion of cash flow hedges, net of tax	5	(6)	(1)	7	—	7
Actuarial (losses) gains and prior service (costs) credits for pension and other postretirement plans, net of tax	(1)	—	(1)	(2)	—	(2)
Total other comprehensive income (loss), net of tax	**226**	**(6)**	**220**	**243**	**—**	**243**
Total comprehensive income	654	(18)	636	584	(19)	565
Comprehensive (income) loss attributable to noncontrolling interests	1	—	1	1	—	1
Comprehensive income attributable to the Company	**$ 655**	**$ (18)**	**$ 637**	**$ 585**	**$ (19)**	**$ 566**

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Balance sheet As of December 31, 2025 (in millions) As reported Adj As revised Assets Current Assets: Cash and cash equivalents $ 1,922 $ — $ 1,922 Accounts receivable, net 1,120 (7) 1,113 Inventories, net 1,551 (61) 1,490 Prepaid expenses and other current assets 88 — 88 Total current assets 4,681 (68) 4,613 Property, plant and equipment, net 7,935 1 7,936 Goodwill 9,020 24 9,044 Intangible assets, net 1,728 — 1,728 Operating lease right-of-use assets, net 608 7 615 Other noncurrent assets 277 (4) 273 Total Assets $ 24,249 $ (40) $ 24,209 Liabilities and Equity Current Liabilities: Accounts payable $ 1,538 $ (8) $ 1,530 Current portion of long-term debt 333 — 333 Operating lease liabilities 136 — 136 Other current liabilities 850 36 886 Total current liabilities 2,857 28 2,885 Long-term debt 4,936 — 4,936 Related-party notes payable — — — Deferred income tax liabilities 1,048 (6) 1,042 Noncurrent operating lease liabilities 500 — 500 Other noncurrent liabilities 1,654 71 1,725 Total Liabilities 10,995 93 11,088 Commitments and contingencies (see Note 18) Equity Common stock, par value of $0.01 per share, 680,250,615 shares authorized, 566,875,513 issued and 553,082,525 outstanding as of December 31, 2025 6 — 6 Additional paid-in capital 12,741 (172) 12,569 Retained earnings 902 28 930 Treasury stock, 13,792,988 shares as of December 31, 2025 — — — Accumulated other comprehensive loss (391) 11 (380) Total equity attributable to the Company 13,258 (133) 13,125 Noncontrolling interests (4) — (4) Total Equity 13,254 (133) 13,121 Total Liabilities and Equity $ 24,249 $ (40) $ 24,209 Media Release Ad hoc announcement pursuant to Art. 53 LR Media Relations: media@amrize.com Investor Relations: investors@amrize.com 5

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Consolidated Statements of Cash Flow

	For the three months ended March 31, 2025			For the three months ended March 31, 2026		
(in millions)	As reported	Adj	As revised	As reported	Adj	As revised
Cash Flows from Operating Activities:						
Net (loss) income	$ (87)	$ (7)	$ (94)	$ (118)	$ 11	$ (107)
Adjustments to reconcile net (loss) income to net cash used in operating activities:						
Depreciation, depletion, accretion and amortization	218	2	220	236	1	237
Share-based compensation	1	—	1	9	—	9
Deferred tax benefit	—	6	6	(17)	(3)	(20)
Other items, net	29	6	35	24	2	26
Changes in operating assets and liabilities, net of effects of acquisitions:						
Accounts receivable, net	(310)	23	(287)	(223)	14	(209)
Due from related party	13	—	13	—	—	—
Inventories, net	(121)	12	(109)	16	(13)	3
Accounts payable	(198)	(15)	(213)	(521)	11	(510)
Due to related party	78	(16)	62	—	—	—
Other assets	(44)	(28)	(72)	(159)	(6)	(165)
Other liabilities	(429)	26	(403)	(136)	(14)	(150)
Defined benefit pension plans and other postretirement benefit plans	(6)	—	(6)	(7)	—	(7)
Net cash used in operating activities	**$ (856)**	**$ 9**	**$ (847)**	**$ (896)**	**$ 3**	**$ (893)**
Cash Flows from Investing Activities:						
Purchases of property, plant and equipment	(211)	(2)	(213)	(272)	(3)	(275)
Cash Flows from Financing Activities:						
Net transfers to Parent	(89)	(7)	(96)	—	—	—

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For the six months ended June 30, 2025 (in millions) As reported Adj As revised Cash Flows from Operating Activities: Net loss $ 341 $ (19) $ 322 Adjustments to reconcile net loss to net cash used in operating activities: Depreciation, depletion and amortization 439 5 444 Share-based compensation 3 — 3 Deferred tax (benefit) expense (11) 9 (2) Other items, net 59 (5) 54 Changes in operating assets and liabilities, net of effects of acquisitions: Accounts receivable, net (849) 22 (827) Due from related-party 49 — 49 Inventories (128) 20 (108) Accounts payable 27 (9) 18 Due to related-party (80) (16) (96) Other assets (91) (24) (115) Other liabilities (196) 26 (170) Defined benefit pension plans and other postretirement benefit plans (13) — (13) Net cash used in operating activities $ (450) $ 9 $ (441) Cash Flows from Investing Activities: Purchases of property, plant and equipment (446) (2) (448) Cash Flows from Financing Activities: Net transfers to Parent (91) (7) (98) Media Release Ad hoc announcement pursuant to Art. 53 LR Media Relations: media@amrize.com Investor Relations: investors@amrize.com 7

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Consolidated Statements of Changes in Equity

(in millions)	Net parent investment			Accumulated other comprehensive loss			Equity attributable to noncontrolling interest			Total equity		
	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of December 31, 2024	$ 10,521	$ (146)	$ 10,375	$ (606)	$ 11	$ (595)	$ (1)	$ —	$ (1)	$ 9,914	$ (135)	$ 9,779
Net loss	(87)	(7)	(94)	—	—	—	—	—	—	(87)	(7)	(94)
Other comprehensive income, net of taxes	—	—	—	17	6	23	—	—	—	17	6	23
Net transfers to Holcim	(94)	(7)	(101)	—	—	—	—	—	—	(94)	(7)	(101)
Changes in equity attributable to noncontrolling interests	(1)	—	(1)	—	—	—	1	—	1	—	—	—
Balance as of March 31, 2025	$ 10,339	$ (160)	$ 10,179	$ (589)	$ 17	$ (572)	$ —	$ —	$ —	$ 9,750	$ (143)	$ 9,607

(in millions)	Common stock			Additional paid-in capital			Retained earnings			Net parent investment		
	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of March 31, 2025	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10,339	$ (160)	$ 10,179
Net income (loss)	—	—	—	—	—	—	59	—	59	370	(12)	358
Other comprehensive income, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in equity attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—
Net transfers from Holcim including Spin-Off related adjustments	—	—	—	—	—	—	—	—	—	2,027	—	2,027
Issuance of Common stock, Treasury stock, and reclassification of Net parent investment	6	—	6	12,730	(172)	12,558	—	—	—	(12,736)	172	(12,564)
Balance as of June 30, 2025	$ 6	$ —	$ 6	$ 12,730	$ (172)	$ 12,558	$ 59	$ —	$ 59	$ —	$ —	—

(in millions)	Accumulated other comprehensive income			Equity attributable to noncontrolling interest			Total equity		
	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of March 31, 2025	$ (589)	$ 17	$ (572)	$ —	$ —	$ —	$ 9,750	$ (143)	$ 9,607
Net income (loss)	—	—	—	(1)	—	(1)	428	(12)	416
Other comprehensive income, net of taxes	226	(6)	220	—	—	—	226	(6)	220
Changes in equity attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Net transfers from Holcim including Spin-Off related adjustments	2	—	2	—	—	—	2,029	—	2,029
Issuance of Common stock, Treasury stock, and reclassification of Net parent investment	—	—	—	—	—	—	—	—	—
Balance as of June 30, 2025	$ (361)	$ 11	$ (350)	$ (1)	$ —	$ (1)	$ 12,433	$ (161)	$ 12,272

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Media Release

Ad hoc announcement pursuant to Art. 53 LR

	Common stock			Additional paid-in capital			Retained earnings			Net parent investment		
(in millions)	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of December 31, 2024	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10,521	$ (146)	$ 10,375
Net income (loss)	—	—	—	—	—	—	59	—	59	283	(19)	264
Other comprehensive income, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in equity attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	(1)	—	(1)
Net transfers from Parent including Spin-off-related adjustments	—	—	—	—	—	—	—	—	—	1,933	(7)	1,926
Issuance of Common stock, Treasury stock and reclassification of Net parent investment	6	—	6	12,730	(172)	12,558	—	—	—	(12,736)	172	(12,564)
Balance as of June 30, 2025	$ 6	$ —	$ 6	$ 12,730	$ (172)	$ 12,558	$ 59	$ —	$ 59	$ —	$ —	$ —

	Accumulated other comprehensive income			Equity attributable to noncontrolling interest			Total equity		
(in millions)	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of December 31, 2024	$ (606)	$ 11	$ (595)	$ (1)	$ —	$ (1)	$ 9,914	$ (135)	$ 9,779
Net income (loss)	—	—	—	(1)	—	(1)	341	(19)	322
Other comprehensive income, net of taxes	243	—	243	—	—	—	243	—	243
Changes in equity attributable to noncontrolling interests	—	—	—	1	—	1	—	—	—
Net transfers from Parent including Spin-off-related adjustments	2	—	2	—	—	—	1,935	(7)	1,928
Issuance of Common stock, Treasury stock and reclassification of Net parent investment	—	—	—	—	—	—	—	—	—
Balance as of June 30, 2025	$ (361)	$ 11	$ (350)	$ (1)	$ —	$ (1)	$ 12,433	$ (161)	$ 12,272

	Common stock			Additional paid-in capital			Retained earnings			Net parent investment		
(in millions)	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of December 31, 2024	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10,521	$ (146)	$ 10,375
Net income (loss)	—	—	—	—	—	—	902	28	930	283	(19)	264
Other comprehensive income, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in equity attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	(1)	—	(1)
Net transfers from Parent including Spin-off-related adjustments	—	—	—	—	—	—	—	—	—	1,933	(7)	1,926
Issuance of Common stock, Treasury stock and reclassification of Net parent investment	6	—	6	12,730	(172)	12,558	—	—	—	(12,736)	172	(12,564)
Share-based compensation expense	—	—	—	11	—	11	—	—	—	—	—	—
Balance as of December 31, 2025	$ 6	$ —	$ 6	$ 12,741	$ (172)	$ 12,569	$ 902	$ 28	$ 930	$ —	$ —	$ —

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Media Release
Ad hoc announcement pursuant to Art. 53 LR

AMRIZE

(in millions)	Accumulated other comprehensive income			Equity attributable to noncontrolling interest			Total equity		
	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of December 31, 2024	$ (606)	$ 11	$ (595)	$ (1)	$ —	$ (1)	$ 9,914	$ (135)	$ 9,779
Net income (loss)	—	—	—	(3)	—	(3)	1,182	9	1,191
Other comprehensive income, net of taxes	213	—	213	—	—	—	213	—	213
Changes in equity attributable to noncontrolling interests	—	—	—	—	—	—	(1)	—	(1)
Net transfers from Parent including Spin-off-related adjustments	2	—	2	—	—	—	1,935	(7)	1,928
Issuance of Common stock, Treasury stock and reclassification of Net parent investment	—	—	—	—	—	—	—	—	—
Share-based compensation expense	—	—	—	—	—	—	11	—	11
Balance as of December 31, 2025	$ (391)	$ 11	$ (380)	$ (4)	$ —	$ (4)	$ 13,254	$ (133)	$ 13,121

(in millions)	Common stock			Additional paid-in capital			Retained earnings		
	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of December 31, 2025	$ 6	$ —	$ 6	$ 12,741	$ (172)	$ 12,569	$ 902	$ 28	$ 930
Net loss	—	—	—	—	—	—	(116)	11	(105)
Other comprehensive loss, net of taxes	—	—	—	—	—	—	—	—	—
Share-based compensation expense	—	—	—	9	—	9	—	—	—
Shares withheld for employees' income tax obligations and other	—	—	—	(3)	—	(3)	(1)	—	(1)
Balance as of March 31, 2026	$ 6	$ —	$ 6	$ 12,747	$ (172)	$ 12,575	$ 785	$ 39	$ 824

(in millions)	Accumulated other comprehensive income			Equity attributable to noncontrolling interest			Total equity		
	As reported	Adj	As revised	As reported	Adj	As revised	As reported	Adj	As revised
Balance as of December 31, 2025	$ (391)	$ 11	$ (380)	$ (4)	$ —	$ (4)	$ 13,254	$ (133)	$ 13,121
Net loss	—	—	—	(2)	—	(2)	(118)	11	(107)
Other comprehensive loss, net of taxes	(53)	—	(53)	—	—	—	(53)	—	(53)
Share-based compensation expense	—	—	—	—	—	—	9	—	9
Shares withheld for employees' income tax obligations and other	—	—	—	—	—	—	(4)	—	(4)
Balance as of March 31, 2026	$ (444)	$ 11	$ (433)	$ (6)	$ —	$ (6)	$ 13,088	$ (122)	$ 12,966

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